Dreyfus
Emerging Markets
Fund

SEMIANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

The MSCI EAFE Index, a broad measure of international stock market performance, fell more than 10% over the six-month reporting period in an investment environment marked by dramatic price fluctuations. Emerging markets were particularly hard-hit, losing about 25% of their value during the period as measured by the MSCI Emerging Markets Index. Slowing economic growth in the U.S. and Europe adversely influenced international stocks. In addition to the moderating effects of interest-rate hikes during 1999 and the first half of 2000, global economies have slowed in response to higher energy prices.

Since many global markets provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in global equities. Recent market volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Emerging Markets Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended November 30, 2000, Dreyfus Emerging Markets Fund produced a total return of -13.01%.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, produced a total return of -23.77% for the same period.(2)

We attribute the fund's performance to a difficult investment environment in the emerging markets over the past six months, particularly within the technology and telecommunications industry groups. However, we are pleased that our individual stock selection strategy enabled us to produce higher returns than
the    MSCI    EMF    Index.

What is the fund's investment approach?

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy. Countries currently represented in the benchmark include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall EFFICIENCY and PROFITABILITY as measured by its return on
assets    and    return
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that potentially will trigger an increase in the stock's price in the near term or midterm.

What other factors influenced the fund's performance?

The fund was adversely affected by difficulties experienced by many emerging markets during the reporting period. These difficulties were largely the result of rising interest rates and a slowdown in U.S. economic growth. Because many emerging markets export goods to the U.S., the economic slowdown in the U.S. hampered growth in their economies as well. In addition, rising oil prices, lower commodity prices and local currency depreciation further exacerbated these
difficult    conditions.

While most emerging market stocks produced negative returns during the six-month reporting period, many of the fund's holdings fared better than the fund's benchmark. We believe this is because our security selection process evaluates stocks on a company-by-company basis, searching for what we believe are good values with strong business fundamentals. Using that process, the fund performed better than the Index in the technology, telecommunications, financial, and to a lesser degree, utilities industry groups.

Within the technology area, we focused primarily on manufacturing companies in Taiwan that produce goods for what we believe are larger U.S.-based technology companies. The fund's telecommunications holdings included cellular phone companies located in Korea and Brazil. When technology and telecom stock prices began to fall earlier in the year, we had already begun trimming positions that no longer fit our investment parameters. These reductions proved beneficial for the fund.

The fund's financial services holdings also produced higher returns than the financial services securities in the fund's benchmark. Within this area, several of the fund's bank stocks performed relatively well, including two banks in Korea, one in South Africa and a Turkish bank that is currently in discussions
with    a    major    Western   bank   regarding   a   possible   acquisition.


The  utilities  industry group is another area in which we outperformed the MSCI
EMF   Index,  primarily  because  of  our  holdings  in  a  Chilean  electricity distribution  company  that  was  taken  over  by  a  company  based  in  Spain

On the other hand, our holdings within the consumer staples and consumer discretionary industry groups produced disappointing returns both on an absolute basis and relative to the MSCI EMF Index. However, because these areas represent only a small percentage of the overall portfolio, the adverse effects on overall
performance    were    limited.

What is the fund's current strategy?

As stock prices have come down to what we believe are more reasonable valuations, we have recently begun to increase our exposure to the technology and telecommunications areas, although overall we remain underweighted versus the fund's benchmark. However, we are looking to make very selective choices; that is, we are looking for companies that must not only be what we believe to be reasonably priced, but we also believe possess strong fundamentals.

We have also continued to increase the fund's exposure to Asia, most notably to a varied group of stocks in China. These stocks are primarily companies within the Chinese domestic marketplace, including pharmaceutical, electric utility, consumer goods, automobile and oil services firms. We believe that many of these companies possess strong fundamentals and offer excellent investment opportunities.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.1%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--1.5%

Banco Hipotecario                                                                               215,790  (a)           1,597,165

Telecom Argentina Stet--France Telecom, ADR                                                     119,000                1,762,687

                                                                                                                       3,359,852

BRAZIL--4.4%

Companhia Vale do Rio Doce                                                                       10,500                  196,510

Companhia Vale do Rio Doce, ADS                                                                 116,400                2,298,900

Embraer--Empresa Brasileira de Aeronautica, ADR                                                  22,600                  622,912

Tele Celular Sul Participacoes, ADS                                                              44,100                  882,000

Tele Norte Leste Participacoes, ADS                                                              67,889                1,230,488

Telecomunicacoes Brasileiras, ADS (PFD Block)                                                    57,400                3,311,263

Ultrapar Participacoes, ADS                                                                     138,000                1,242,000

                                                                                                                       9,784,073

CHILE--2.8%

Administradora de Fondos de
   Pensiones Provida, ADS                                                                        41,900                  864,187

Chilectra, ADR                                                                                  123,100                1,877,275

Compania de Telecomunicaciones de Chile, ADS                                                      7,000                  100,625

Cristalerias de Chile, ADS                                                                       80,600                1,269,450

Quinenco, ADS                                                                                   272,800                2,114,200

                                                                                                                       6,225,737

CHINA--5.6%

Beijing Datang Power Generation, Cl. H                                                        4,043,000                  860,455

Guangdong Kelon Electrical, Cl. H                                                             5,605,000                1,034,796

Guangshen Railway, Cl. H                                                                     20,375,000                2,351,022

Guangshen Railway, ADS                                                                          109,700                  617,062

PetroChina, ADR                                                                                 132,000                2,260,500

Qingling Motors, Cl. H                                                                       12,344,000                1,424,344

Shandong International Power Development, Cl. H                                              10,247,000                1,523,952

Shenzhen Expressway, Cl. H                                                                    9,674,000                1,116,259

Zhejiang Expressway, Cl. H                                                                    9,240,000                1,350,496

                                                                                                                      12,538,886

CROATIA--1.6%

Pliva d.d., GDR                                                                                 305,300  (b)           3,465,155

CZECH REPUBLIC--.5%

Komercni Banka                                                                                   16,368  (a)             302,974

Komercni Banka, GDR                                                                                   2  (a)                  12



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CZECH REPUBLIC (CONTINUED)

Philip Morris CR                                                                                  6,481                  889,530

                                                                                                                       1,192,516

EGYPT--2.9%

Commercial International Bank, GDR                                                              268,600  (a,b)         2,410,685

Misr International Bank, GDR                                                                    156,600  (a,b)           786,915

Paints & Chemical Industries, GDR                                                               673,200  (b)           1,363,230

Suez Cement, GDR                                                                                202,470  (a,b)         1,857,662

                                                                                                                       6,418,492

GREECE--1.7%

Hellenic Telecommunications Organization                                                            595                    8,553

Hellenic Telecommunications Organization, ADS                                                   541,655                3,723,878

                                                                                                                       3,732,431

HONG KONG--2.0%

China Pharmaceutical Enterprise and Investment                                               13,385,000                1,218,409

Hengan International                                                                          5,987,000                1,397,002

Mandarin Oriental International                                                               2,353,000                1,552,980

Yizheng Chemical Fibre                                                                        1,622,400                  278,727

                                                                                                                       4,447,118

HUNGARY--1.5%

MOL Magyar Olaj-es Gazipari                                                                      39,300                  517,241

Magyar Tavkozlesi                                                                               233,900                  770,380

OTP Bank                                                                                         32,450                1,441,416

Pick Szeged                                                                                      30,832  (a)             659,410

                                                                                                                       3,388,447

INDIA--12.2%

Bajaj Auto, GDR                                                                                 402,500  (b)           2,465,313

Gas Authority of India, GDR                                                                     486,600  (b)           2,615,475

Grasim Industries, GDR                                                                           89,900  (b)             595,587

Hindalco Industries, GDR                                                                         62,000  (b)           1,007,500

Hindustan Petroleum                                                                             326,500                  861,613

ICICI, ADR                                                                                      109,300                1,079,337

Indian Hotels, GDR                                                                              433,900  (b)           1,854,923

Mahanagar Telephone Nigam, GDR                                                                  656,000  (b)           4,756,000

Mahindra & Mahindra, GDR                                                                        454,400  (b)           1,374,560

Pentamedia Graphics, GDR                                                                         50,300  (b)             364,675

State Bank of India, GDR                                                                        416,300  (b)           3,163,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA (CONTINUED)

Tata Engineering & Locomotive, GDR                                                              944,600  (b)           1,653,050

Videsh Sanchar Nigam, ADR                                                                       616,650  (b)           5,511,316

                                                                                                                      27,303,229

INDONESIA--2.0%

PT Indah Kiat Pulp & Paper                                                                   18,096,000  (a)           1,614,866

PT Indosat, ADR                                                                                 181,600                1,657,100

PT Indo-Rama Synthetics                                                                             500                      42

PT Telekomunikasi Indonesia, ADR                                                                223,600                1,104,025

                                                                                                                       4,376,033

ISRAEL--2.9%

Bank Hapoalim                                                                                 1,465,700                3,860,118

Blue Square-Israel, ADS                                                                         193,950                2,327,400

Tecnomatix Technologies                                                                          60,500  (a)             302,500

                                                                                                                       6,490,018

MALAYSIA--2.9%

Berjaya Sports Toto                                                                           1,675,000                1,963,905

Petronas Dagangan                                                                               728,000                  574,148

Petronas Gas                                                                                    830,000                1,483,740

Sime Darby                                                                                    1,895,000                2,331,449

                                                                                                                       6,353,242

MEXICO--10.2%

ALFA, Ser. A                                                                                  1,529,500                2,353,950

Apasco                                                                                          309,400                1,606,847

Cemex                                                                                           356,800                1,410,561

Consorcio ARA                                                                                   883,600  (a)           1,076,990

Controladora Comercial Mexicana, GDS                                                             65,400                1,258,950

Desc, Ser. B                                                                                  5,005,900                2,122,268

Grupo Continental                                                                             1,753,000                1,969,454

Kimberly Clark de Mexico, Cl. A                                                               1,432,100                3,566,969

Pepsi-Gemex, GDR                                                                                513,100  (a)           2,276,881

Telefonos de Mexico, ADS                                                                        109,600                5,137,500

                                                                                                                      22,780,370

PANAMA--1.3%

Banco Latinoamericano de Exportaciones, Cl. E                                                   103,100                2,815,919

PHILIPPINES--3.7%

Bank of the Philippine Islands                                                                1,184,125                1,276,588

First Philippine                                                                                882,860                  386,946


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES (CONTINUED)

La Tondena Distillers                                                                         1,887,400                1,121,981

Manila Electric, Cl. B                                                                        3,626,764                3,252,212

Philippine Long Distance Telephone, ADS                                                         100,700                1,630,081

Universal Robina                                                                              7,115,600                  616,566

                                                                                                                       8,284,374

POLAND--1.3%

Bank Polska Kasa Opieki                                                                         121,200  (a)           1,515,675

Polski Koncern Naftowy Orlen                                                                    180,000                  762,372

Polski Koncern Naftowy Orlen, GDR                                                                62,200  (b)             552,025

                                                                                                                       2,830,072

SINGAPORE--1.4%

Del Monte Pacific                                                                             5,054,000                1,124,713

Elec & Eltek International                                                                      411,000                1,216,560

Golden Agri-Resources                                                                         6,728,000  (a)             882,990

                                                                                                                       3,224,263

SOUTH AFRICA--7.3%

ABSA                                                                                          1,128,082                3,539,366

Barloworld, ADR                                                                                      40                      215

Comparex                                                                                        465,300  (a)             468,604

Computer Configurations                                                                       1,298,400  (a)             452,638

Del Monte Royal Foods                                                                         1,159,700  (a)             568,994

Edgars Consolidated Stores                                                                          950                    2,882

Foschini                                                                                        457,300                  433,977

Illovo Sugar                                                                                  1,777,500                1,140,629

Iscor                                                                                           752,600  (a)             986,300

Metro Cash and Carry                                                                          4,274,900                  971,443

Murray & Roberts                                                                              1,886,500  (a)             755,087

Nampak                                                                                        1,506,900                2,042,924

Pretoria Portland Cement                                                                        199,043                1,310,677

Sage                                                                                            426,828                  551,101

Tiger Brands                                                                                    328,100                2,329,955

Woolworths                                                                                    1,790,587                  702,826

                                                                                                                      16,257,618

SOUTH KOREA--14.2%

Cheil Jedang                                                                                     40,390                1,051,702

H&CB, GDR                                                                                       209,872  (a,b)         2,138,071

Hyundai Electronics Industries                                                                   85,490  (a)             481,079

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Hyundai Motor                                                                                   105,000                1,122,995

Kookmin Bank, GDR                                                                               188,513  (b)           2,125,484

Korea Electric Power                                                                            254,900                4,823,283

Korea Electric Power, ADR                                                                        39,700                  397,000

Korea Fine Chemical                                                                              77,831                1,408,706

Pohang Iron & Steel                                                                              22,440                1,344,000

Pohang Iron & Steel, ADS                                                                        254,900                3,680,119

SK                                                                                              430,339                4,124,598

SK Telecom, ADR                                                                                  95,900                2,043,869

Samsung                                                                                         398,030                1,915,652

Samsung Electronics                                                                              20,500                2,732,209

Samsung Electronics, ADR                                                                          5,200                  330,980

Samsung SDI                                                                                      52,000                1,946,524

                                                                                                                      31,666,271

TAIWAN--5.5%

Acer Communications & Multimedia                                                                361,000                  460,130

Asustek Computer                                                                                510,800                2,157,330

China Steel                                                                                     778,000                  419,267

China Steel, ADR                                                                                 97,700  (b)           1,057,602

Compal Electronics                                                                            1,703,500                2,656,078

D-Link                                                                                        1,794,000                2,297,493

Standard Foods Taiwan                                                                         3,176,400  (a)           1,105,922

Standard Foods Taiwan, GDR                                                                       20,000  (a)              35,500

Taiwan Semiconductor                                                                            123,400  (a)           2,078,562

                                                                                                                      12,267,884

THAILAND--1.1%

Saha-Union                                                                                    3,149,000                  791,296

Thai Farmers Bank                                                                             3,333,600  (a)           1,675,367

                                                                                                                       2,466,663

TURKEY--2.6%

Akbank                                                                                      210,597,000                  987,047

Akcansa Cimento                                                                             138,531,200                1,602,917

Tupras-Tukiye Petro Refinerileri                                                             32,417,000                1,127,650

Turk Ekonomi Bankasi, GDR                                                                       393,825  (a,b)         1,388,233

Uzel Makina Sanayii, GDR                                                                        260,050  (a,b)           591,614

                                                                                                                       5,697,461


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--1.0%

South African Breweries                                                                         364,600                2,208,574

TOTAL COMMON STOCKS

   (cost $281,272,674 )                                                                                              209,574,698
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.9%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--2.7%

Banco do Estado de Sao Paulo                                                                     24,900                  850,152

Companhia Energetica de Minas Gerais                                                            216,617                2,761,132

Petroleo Brasileiro                                                                              97,000                2,330,551

                                                                                                                       5,941,835

THAILAND--.2%

Siam Commercial Bank                                                                            915,000  (a)             418,047

TOTAL PREFERRED STOCKS

   (cost $7,579,992 )                                                                                                  6,359,882
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Principal
SHORT-TERM INVESTMENTS--1.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.95%, 12/21/00

   (cost $4,127,386)                                                                          4,142,000                4,127,379
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $292,980,052)                                                             98.8%              220,061,959

CASH AND RECEIVABLES (NET)                                                                         1.2%                2,587,836

NET ASSETS                                                                                       100.0%              222,649,795

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30,
     2000, THESE SECURITIES AMOUNTED TO $43,098,955 OR APPROXIMATELY 19.4% OF
     NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           292,980,052   220,061,959

Cash denominated in foreign currencies                  7,606,988     7,425,908

Receivable for investment securities sold                             3,553,842

Dividends receivable                                                    596,641

Receivable for shares of Common Stock subscribed                         73,716

Prepaid expenses                                                         17,266

                                                                    231,729,332
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           290,361

Cash overdraft due to Custodian                                         543,972

Payable for investment securities purchased                           7,601,457

Payable for shares of Common Stock redeemed                             488,283

Accrued expenses                                                        155,464

                                                                      9,079,537
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      222,649,795
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     270,052,891

Accumulated undistributed investment income--net                      2,455,149

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 23,255,800

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                 (73,114,045)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      222,649,795
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      18,803,829

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)     11.8

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of 163,385 foreign taxes withheld at source)     2,213,536

Interest                                                               360,197

TOTAL INCOME                                                         2,573,733

EXPENSES:

Management fee--Note 3(a)                                            1,569,483

Shareholder servicing costs--Note 3(b)                                 365,752

Custodian fees                                                         206,729

Registration fees                                                       21,261

Directors' fees and expenses--Note 3(c)                                 15,800

Professional fees                                                       10,125

Prospectus and shareholders' reports                                    10,061

Loan commitment fees--Note 2                                               986

Miscellaneous                                                            6,501

TOTAL EXPENSES                                                       2,206,698

INVESTMENT INCOME--NET                                                 367,035
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                   (1,140,091)

Net realized gain (loss) on forward currency exchange contracts      (198,934)

NET REALIZED GAIN (LOSS)                                           (1,339,025)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                              (34,250,599)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (35,589,624)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (35,222,589)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2000          Year Ended
                                              (Unaudited)        May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            367,035            2,546,649

Net realized gain (loss) on investments        (1,339,025)          40,705,669

Net unrealized appreciation (depreciation)
   on investments                             (34,250,599)         (35,771,590)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (35,222,589)           7,480,728
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --           (1,238,179)

Net realized gain on investments                       --          (11,391,249)

TOTAL DIVIDENDS                                        --          (12,629,428)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 137,595,537          213,538,027

Dividends reinvested                                   --           10,020,271

Cost of shares redeemed                     (105,767,961)         (86,801,624)

Redemption fee                                    13,407               69,298

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 31,840,983          136,825,972

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,381,606)         131,677,272
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           226,031,401           94,354,129

END OF PERIOD                                 222,649,795          226,031,401

Undistributed investment income--net            2,455,149            2,088,114
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,806,389           14,299,234

Shares issued for dividends reinvested                 --              674,312

Shares redeemed                               (7,604,224)          (5,888,072)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,202,165            9,085,474

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                               Six Months Ended
                                                              November 30, 2000                       Year Ended May 31,
                                                                                       ---------------------------------------------
                                                                     (Unaudited)        2000        1999        1998      1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    13.61          12.55       11.18       14.21        12.50

Investment Operations:

Investment income--net                                                 .02(b)         .22(b)         .14         .04          .05

Net realized and unrealized
   gain (loss) on investments                                          (1.79)          1.95         1.33       (2.62)        1.70

Total from Investment Operations                                       (1.77)          2.17         1.47       (2.58)        1.75

Distributions:

Dividends from investment income--net                                      --         (.11)        (.09)        (.02)       (.02)

Dividends from net realized gain on investments                            --        (1.01)        (.02)        (.24)       (.02)

Dividends in excess of net realized gain
   on investments                                                          --           --           --         (.20)         --

Total Distributions                                                        --        (1.12)         (.11)       (.46)       (.04)

Redemption fee added to paid-in capital                                .00(c)          .01           .01         .01          --

Net asset value, end of period                                          11.84        13.61         12.55       11.18        14.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (13.01)(d)        16.54         13.56      (18.11)       14.07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .88(d)         1.85          1.88        1.94        1.85(d)

Ratio of net investment income
   to average net assets                                               .15(d)         1.48          1.42         .54         .70(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                          --          --             --         .00(e)      .36(d)

Portfolio Turnover Rate                                              37.79(d)       105.84         87.81       87.46       52.52(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 222,650      226,031        94,354      74,828       50,382

(A) FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) REPRESENTS LESS THAN .01%

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold o the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $14,378 based on available cash balances left on deposit. Interest earned ynder this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To
the    extent    that    net    realized    cap
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2000, the fund was charged $313,897 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $31,785 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2000, amounted to $118,461,706 and $86,512,273, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At November 30, 2000, there were no open forward currency exchange contracts.

(b) At November 30, 2000, accumulated net unrealized depreciation on investments was $72,918,093, consisting of $2,754,137 gross unrealized appreciation and $75,672,230 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                        For More Information

                        Dreyfus
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  327SA0011

================================================================================

Dreyfus
International
Growth Fund

SEMIANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              Dreyfus International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This is the semiannual report for Dreyfus International Growth Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Douglas Loeffler, CFA.

The MSCI EAFE Index, a broad measure of international stock market performance, fell more than 10% over the six-month reporting period in an investment environment marked by dramatic price fluctuations. Emerging markets were particularly hard-hit, losing about 25% of their value during the period as measured by the MSCI Emerging Markets Index. Slowing economic growth in the U.S. and Europe adversely influenced international stocks. In addition to the moderating effects of interest-rate hikes during 1999 and the first half of 2000, global economies have slowed in response to higher energy prices.

Since many global markets provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in global equities. Recent market volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus International Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

For the six-month period ended November 30, 2000, the fund produced a total return of -17.12%.(1) This compares with a -10.03% total return produced by the fund' s benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the fund' s underperformance to a strong shift in investor preference towards value-oriented investments and away from the types of growth
stocks    in    which    the    fund    invests.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned growth companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market.

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was affected by a global retreat from the growth stocks in which the fund invests. A strong shift in investor sentiment brought what had been lofty growth stock valuations back to earth. While earnings held relatively steady, the price investors were willing to pay for such earnings dropped sharply, causing growth stock prices to fall. Weakness was particularly evident in the technology and telecommunications sectors, in which the fund had made a significant commitment.

In Japan, a continuing recession and an oversupply of stocks put downward pressure on prices. European markets were weak as well, despite relatively strong underlying economic activity. Towards the end of the reporting period, higher energy prices had dampened both consumer confidence and business spending plans, further weakening the performance of growth stocks.

Perhaps the most significant factor affecting fund performance, however, was the strength of the U.S. dollar. Because a strong dollar erodes the value of international investments for U.S. residents, gains measured in local currencies were significantly greater than in U.S. dollar terms. Conversely, losses in local currency terms were amplified by the rise of the U.S. dollar.

What is the fund's current strategy?

As growth stock prices declined, we selectively added some new investments that we believed represented attractive investment opportunities. We trimmed our exposure to the telecommunications industry group and reduced our technology position, particularly in companies manufacturing telecommunications equipment and semiconductors. On the other hand, we increased our exposure in business services, software and selected utilities. We made these changes across the
board,   emphasizing   valuations   and   the   potential   for  profitability.

Geographic balance remains an important strategy. Japan, which continues to be our largest single country exposure, is a market where, in our view, growth
stocks    are    most    reasonably    priced.    Continental

Europe is an attractive area in terms of its underlying economic conditions and earnings environment. We have limited exposure to the European telecommunications sector and have reduced our investment in manufacturers of wireless equipment after some negative earnings surprises. We have added to investment in media stocks, which in our opinion, had become oversold. Our de-emphasis on the United Kingdom enabled us to avoid the near collapse of prices in its financial services sector. While the relative strength of the pound has made most British manufacturers uncompetitive, we continue to favor companies in the U.K. that have a dominant global position and strong international market share. Finally, our emerging markets exposure has increased incrementally. Investments are concentrated in Latin American stocks while we also focused on Asian manufacturers with industry-leading technology.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--91.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--4.1%

Aracruz Celulose, ADR                                                                             4,125                   47,953

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   33,225                  915,765

Petroleo Brasileiro, ADR                                                                         14,600  (a)             375,951

Tele Norte Leste Participaceos, ADR                                                              36,950                  669,719

                                                                                                                       2,009,388

CANADA--2.2%

Ballard Power Systems                                                                             2,625  (a)             181,453

Nortel Networks                                                                                  23,400                  883,351

                                                                                                                       1,064,804

DENMARK--3.7%

ISS                                                                                              12,425  (a)             770,611

Novo Nordisk, Cl. B                                                                               5,325                1,034,404

                                                                                                                       1,805,015

FINLAND--4.5%

Nokia, ADR                                                                                       26,775                1,144,631

Perlos                                                                                           55,200                1,020,098

                                                                                                                       2,164,729

FRANCE--10.3%

Accor                                                                                            20,725                  782,257

Alcatel                                                                                          16,625                  826,044

Altran Technologies                                                                               3,075                  589,706

Business Objects                                                                                  9,475  (a)             595,912

Dassault Systemes                                                                                 9,100  649,273

STMicroelectronics                                                                               10,475  442,399

Total Fina Elf                                                                                    7,550  1,081,313

                                                                                                                       4,966,904

GERMANY--2.9%

Direkt Anlage Bank                                                                               11,575  (a)             343,058

Epcos                                                                                             7,000  540,018

Ergo Versicherungs Gruppe                                                                         3,600  502,099

                                                                                                                       1,385,175

HONG KONG--1.7%

China Mobile(Hong Kong)                                                                         155,500  (a)             849,292

ISRAEL--1.5%

Check Point Software Technologies                                                                 7,125  (a)             731,203

ITALY--6.5%

Alleanza Assicurazioni                                                                           91,125                1,409,947


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Saipem                                                                                          147,825                  747,382

San Paolo-IMI                                                                                    62,525                  964,704

                                                                                                                       3,122,033

JAPAN--16.6%

Ajinomoto                                                                                        90,000                1,092,787

FAST RETAILING                                                                                    3,900                  955,563

Furukawa Electric                                                                                23,000                  554,368

MURATA MANUFACTURING                                                                              5,331                  714,923

NEC                                                                                              46,000                  869,064

NIPPON TELEGRAPH & TELEPHONE                                                                         70                  605,744

PIONEER                                                                                          21,000                  673,614

TOKYO GAS                                                                                       430,000                1,215,658

TOYODA GOSEI                                                                                      6,000                  194,092

Taiyo Yuden                                                                                      12,000                  476,259

Takeda Chemical Industries                                                                       11,000                  683,762

                                                                                                                       8,035,834

LUXEMBOURG--1.7%

Societe Europeenne des Satellites                                                                 6,375                  833,563

MEXICO--1.2%

Cemex, ADR                                                                                       30,550                  589,998

NETHERLANDS--8.2%

Heineken                                                                                         16,050                  868,128

Koninklijke (Royal) Philips Electronics, ADR                                                     44,112                1,447,425

TNT Post                                                                                         37,125                  891,569

VNU                                                                                              17,900                  783,293

                                                                                                                       3,990,415

SINGAPORE--2.9%

Flextronics International                                                                        25,850  (a)             647,866

Singapore Press                                                                                  49,000                  763,309

                                                                                                                       1,411,175

SOUTH KOREA--1.4%

Samsung Electronics, GDR                                                                         10,400  (b)             661,960

SPAIN--3.5%

Altadis                                                                                          60,525                  880,558

Banco Santander Central Hispano                                                                  92,050                  817,645

                                                                                                                       1,698,203

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN--3.8%

Assa Abloy, Cl.B                                                                                 44,525                  795,676

ForeningsSparbanken                                                                              76,175                1,030,461

                                                                                                                       1,826,137

SWITZERLAND--3.9%

Swatch                                                                                              825                  953,042

Synthes-Stratec                                                                                   1,525  (b)             924,882

                                                                                                                       1,877,924

TAIWAN--.7%

Taiwan Semiconductors Manufacturing, ADR                                                         20,125  (a)             338,352

UNITED KINGDOM--10.6%

Aegis                                                                                           124,500                  229,797

BP Amoco, ADR                                                                                    17,175                  814,739

Energis                                                                                          47,550  (a)             304,640

Glaxo Wellcome                                                                                   32,550                  954,314

Reckitt Benckiser                                                                                57,050                  728,567

Sage                                                                                            102,625                  567,533

Vodafone                                                                                        266,194                  915,318

WPP                                                                                              54,475                  594,747

                                                                                                                       5,109,655

TOTAL COMMON STOCKS

   (cost $43,697,779)                                                                                                 44,471,759
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA
   (cost $588,722)                                                                                9,350                  569,712
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

McDonald's, 6.50% 12/1/00

   (cost $1,400,000)                                                                          1,400,000                1,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $45,686,501)                                                              96.0%               46,441,471

CASH AND RECEIVABLES (NET)                                                                         4.0%                1,935,020

NET ASSETS                                                                                       100.0%               48,376,491

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2000, THESE
SECURITIES AMOUNTED TO $1,586,842 OR APPROXIAMATELY 3.3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  45,686,501  46,441,471

Cash                                                                    118,949

Receivable for investment securities sold                             2,426,052

Dividends receivable                                                     74,628

Prepaid expenses                                                          7,106

                                                                     49,068,206
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,233

Payable for investment securities purchased                             370,859

Payable for shares of Common Stock redeemed                             181,211

Accrued expenses                                                         75,412

                                                                        691,715
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,376,491
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      36,443,143

Accumulated investment (loss)                                         (310,972)

Accumulated net realized gain (loss)
   on investments and foreign currency transactions                  11,495,608

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                     748,712
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,376,491
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       3,402,778

NET ASSET VALUE, offering and redemption price per share ($)--Note 3(e)
                                                                          14.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $29,878 foreign taxes withheld at source)       232,920

Interest                                                                46,395

TOTAL INCOME                                                           279,315

EXPENSES:

Management fee--Note 3(a)                                              228,735

Distribution fee--Note 3(b)                                            152,490

Shareholder servicing costs--Note 3(c)                                 111,960

Custodian fees                                                          41,745

Professional fees                                                       19,307

Registration fees                                                       13,401

Prospectus and shareholders' reports--Note 3(b)                          9,877

Directors' fees and expenses--Note 3(d)                                  5,181

Loan commitment fees--Note 2                                               264

Miscellaneous                                                            7,327

TOTAL EXPENSES                                                         590,287

INVESTMENT (LOSS)                                                    (310,972)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                   (2,748,485)

Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                   (6,559,117)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (9,307,602)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (9,618,574)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2000           Year Ended
                                              (Unaudited)         May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (310,972)            (712,449)

Net realized gain (loss) on investments       (2,748,485)           16,892,328

Net unrealized appreciation (depreciation)
      on investments                          (6,559,117)            4,395,105

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (9,618,574)           20,574,984
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --            (317,368)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  72,846,388         135,975,248

Dividends reinvested                                   --             303,148

Cost of shares redeemed                      (81,018,924)        (138,740,420)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (8,172,536)          (2,462,024)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,791,110)           17,795,592
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            66,167,601           48,372,009

END OF PERIOD                                  48,376,491           66,167,601
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,186,321            7,847,581

Shares issued for dividends reinvested                 --               17,604

Shares redeemed                               (4,636,539)          (7,988,409)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (450,218)            (123,224)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         November 30, 2000                                   Year Ended May 31,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.17         12.17         14.97         15.83          15.49         13.74

Investment Operations:

Investment income (loss)--net                     (.09)(a)      (.19)(a)      .00(a,b)          (.12)         (.02)           .09

Net realized and unrealized

   gain (loss) on investments                       (2.86)          5.28        (2.39)           1.17          1.11          1.66

Total from Investment Operations                    (2.95)          5.09        (2.39)           1.05          1.09          1.75

Distributions:

Dividends from investment
   income--net                                          --            --          --            (.01)         (.09)            --

Dividends in excess of
   investment income--net                               --            --          --              --          (.03)            --

Dividends from net realized
   gain on investments                                  --         (.09)         (.41)         (1.90)         (.63)            --

Total Distributions                                     --         (.09)         (.41)         (1.91)         (.75)            --

Net asset value, end of period                       14.22         17.17         12.17         14.97          15.83         15.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (17.12)(c)         41.81       (16.02)          8.42           7.36         12.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .97(c)          1.98         2.01           1.92           1.98          2.04

Ratio of interest expense and

   loan commitment fees to
   average net assets                             .00(c,d)        .00(d)        .00(d)           .27              --           --

Ratio of net investment income
   (loss) to average net assets                   (.51)(c)        (1.18)          .02           (.70)         (.18)           .62

Portfolio Turnover Rate                              65.29        236.78       232.68          167.19        158.04         96.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      48,376        66,168       48,372          77,927        88,694       102,710

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the funds shares, which are
sold    to    the    public    without    a    sales    charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each fund are charged to that series' operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .50 of 1% of the value of the fund' s average daily net assets. The Distributor may pay one or more Service Agents (a securities dealer, financial institution or industry professional) in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 2000, the fund was charged $153,971 pursuant to the Plan.

(c) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2000, the fund was charged $76,245 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $24,899 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including on redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $37,924,084 and $43,699,608, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was $754,970, consisting of $4,858,067 gross unrealized appreciation and $4,103,097 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                        For More Information

                        Dreyfus International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  095SA0011